SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

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                                 Cortech, Inc.
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                (Name of Registrant as Specified In Its Charter)

                      Asset Value Fund Limited Partnership
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(032796DTI)

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Vol. 1 No. 2                                                                                                        August 24, 1998
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                                                          THE ASSET VALUE
                                                               NEWS
                                                   All the News You Need to Vote
-----------------------------------------------------------------------------------------------------------------------------------

                                                 FINGERHUT FIDDLES WHILE
                                                     CORTECH BURNS

Cortech Losses Mount to More                Making Money is Not Science;
Than $87,000,000.                           It's a Matter of Dollars and Sense.

Asset Value announced that it was           Fingerhut and his appointed Board               STOCKHOLDERS TO DECIDE
surprised by the magnitude of the           complain that Asset Value's nominees            CORTECH'S FUTURE.
$1,431,000 loss reported by Cortech         are not scientists.  That is true.  But at
late on Friday night, August 14, 1998.      least they can add and subtract.  After         Asset Value had to sue Cortech's
This is just one more reason to vote to     losing more than $87,000,000 in 10              management to hold the Annual
increase the Cortech board to seven         years, management says, "We and our             Meeting so that stockholders could
members and to elect Asset Value's          scientific advisors believe that this           decide Cortech's future.
four nominees on September 4.               technology may have significant
                                            potential value for Cortech's                   Since the Cortech story started more
     Astounded by Losses                    stockholders."  That's all stockholders         than 10 years ago, the Company has
Paul Koether, the manager of Asset          have for all that money:  no commercial         lost more than $87,000,000 without
Value, said he was astounded that the       products and as we think management             commercializing one single product.
losses were so high given that Cortech      concedes, none in sight.                        With only $12.6 million left, the last
has stated it has ceased operations and                                                     chapter of this story has begun.
was performing no research and                 To Capitalize You Need Capital               Management wishes to lose more
development. "It's incredible that          Management says it wants to capitalize          money on the technology while it says
Fingerhut and his appointed board           on the technology.  We do too. What equity      it will look for a partner (Remember
speak of 'preserving the Company's          investor wouldn't?  But in case                 BioStar?).  Contrary to what
resources' even while continuing to         management hasn't noticed, time and             management has said, Asset Value
lose money. Talk is cheap. Good thing       money are running out.  To capitalize,          does not want to liquidate Cortech.  It
too, the way this management loses money."  you need capital.  While looking for            just wants to stop spending cash while
VOTE FOR CHANGE                             capital Cortech needs to conserve its           it seeks a partner.
VOTE FOR ASSET VALUE                        assets which Asset Value's nominees
VOTE THE GREEN BALLOT                       will do.  Cortech has only $12.6 million              Vote For a Happy Ending
------------------------------              remaining and is losing money at an             But only the stockholders can write
CONTENTS                                    annual rate of over $5.6 million.               this story's ending and that is why we
                                            Survival must be the first priority of          intentionally have left the bottom of
Cortech Losses Mount to More                Cortech.  That's not science, that's just       this column blank.  Stay with this
  Than $87,000,000...........1              common sense.                                   management and we believe that
                                            VOTE TO INCREASE THE BOARD                      Cortech's future will be as blank as the
Stockholders to Decide                      VOTE FOR ASSET VALUE                            space below.  Vote for Asset Value's
  Cortech's Future...........1              VOTE THE GREEN BALLOT                           nominees and, in our view, this story
                                                                                            could have a happy ending.
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                              TIME IS RUNNING OUT!

                      A PICTURE IS WORTH A THOUSAND WORDS
                      -----------------------------------

                                 COMPARISON OF
                CORTECH'S STOCK PERFORMANCE (NASDAQ SYMBOL-CRTQ)
                                       TO
                  THE NASDAQ BIOTECHNOLOGY INDEX (IXBT) AND THE
                AMERICAN STOCK EXCHANGE BIOTECHNOLOGY INDEX (BTK)


                                [GRAPH THE ABOVE]

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               Cortech         IXBT        BTK
               ------          -----      ------
1993          $18.25          197.88      115.78

1994           14.25          161.40       82.06

1995            3.65625       304.30      133.77

1996            3.8125        314.48      144.56

1997            2.03125       304.89      163.28

7/17/1998        .50          335.15      144.16

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                             NOT A PRETTY PICTURE!



                                  SAVE CORTECH

                         SEND IN THE GREEN PROXY BALLOT

                         VOTE YES TO INCREASE THE BOARD

                    VOTE FOR ALL OF ASSET VALUE'S NOMINEES!


                                    IMPORTANT

     If your shares are held in "Street Name" only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct them to execute a GREEN PROXY BALLOT as soon as possible.

     If you have any questions or need further assistance in voting, please call John W. Galuchie, Jr., of Asset Value Fund Limited Partnership collect at (908) 234-1881, or our proxy solicitor:

                           BEACON HILL PARTNERS, INC.
                                 90 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) 253-3814